UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

SIRRUS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-199818	81-4158931
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11340 Lakefield Drive, Suite 200 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 263-7622

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2017 (the “Effective Date”), Sirrus Security, Inc. (“Sirrus”), a Georgia corporation and wholly-owned subsidiary of the Registrant entered into a Independent Contractor Agreement (the “Agreement”) with American Academy Holdings LLC, a North Carolina limited liability company d/b/a Healthicity (“Healthicity”), pursuant to which Healthcity engaged Sirrus to perform the following services to Healthcity and its clients (the “Services”), including, but not limited to the following:

1.	Penetration Testing: Network Discovery, exploration, vulnerability Assessment & Reporting.
2.	Risk Analysis: Technical Assessment and configuration review and Security Testing and Evaluation

After the in-depth penetration and risk analysis, Sirrus will provide key findings to Healthicity, including a high level overview, an inventory of identified systems, ports, software versions, and vulnerabilities that may pose a risk, and a detailed report containing serious vulnerabilities with impacts, descriptions, and recommendations.

The term of the Agreement commenced on the Effective Date. Healthicity may terminate the Agreement at any time without cause effective upon five (5) working days' prior written notice to Sirrus. In addition, Healthcity may terminate the Agreement effective immediately if Sirrus is convicted of any crime or offense, fails or refuses to comply with the written policies or reasonable directive of Healthicity, is guilty of serious misconduct in connection with performance hereunder, violates HIPAA Privacy or materially breaches provisions of this Agreement.

Under the Agreement, in connection with the Services, Sirrus will have responsibilities with respect to the Use and/or Disclosure of Protected Health Information (“PHI”) as mandated by the Privacy Standards (45 C.F.R. Parts 160 and 164), Electronic Transactions Standards (45 C.F.R. Parts 160 and 162), and Security Standards (45 C.F.R. Parts 160, 162 and 164) promulgated under the Administrative Simplifications subtitle of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) as well as the data breach notification requirements as promulgated under the American Recovery and Reinvestment Act of 2009 (“ARRA”).

A copy the Agreement is filed as Exhibit 10.1 to this Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	Independent Sirrus Agreement dated April 26, 2017, between American Academy Holdings LLC d/b/a Healthicity and Sirrus Security, Inc. a wholly-owned subsidiary of Sirrus, Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRRUS CORP.

Dated: May 2, 2017	By:	/s/ Sparrow Marcioni
Sparrow Marcioni
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)

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